SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                          MARCH 24, 1995
              (DATE OF EARLIEST EVENT REPORTED)

                      RITE AID CORPORATION
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 DELAWARE               1-5742                   23-1614034
(STATE OF          (COMMISSION FILE NO.)      (IRS EMPLOYER
INCORPORATION)                                IDENTIFICATION NO.)

       30 HUNTER LANE, CAMP HILL, PENNSYLVANIA 17011
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                   (717) 761-2633
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                  NO CHANGE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          The audited consolidated balance sheets of Perry Drug Stores, Inc. ("Perry") as of October 31, 1994 and 1993, and the related audited consolidated statements of income and cash flows for each of the three years in the period ended October 31, 1994, are incorporated herein by reference to Part IV, Item 14(a)1 of the Perry (Commission File No.: 1-7941) Form 10K Annual Report for the fiscal year ended October 31, 1994.

          The unaudited condensed consolidated balance sheet of Perry as of January 28, 1995, and the related unaudited condensed consolidated statements of income and cash flows for the quarterly periods ended January 28, 1995 and January 31, 1994, are incorporated herein by reference to Part I, Items 1 and 2 of the Perry (Commission File No.: 1-7941) Form 10-Q
     Quarterly Report for the quarterly period ended January
     28, 1995.

     (c)  Exhibits.

          12.  Computation of ratios of earnings to fixed charges.

          23.  Consent of Arthur Andersen LLP.

          99.  Press release dated April 3, 1995.


                          SIGNATURES

          Pursuant to the requirements of the Securities
     Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         RITE AID CORPORATION

                         By:  /s/ Frank M. Bergonzi
                              ----------------------------
                              Name:  Frank M. Bergonzi
                              Title:  Executive Vice President
                                      and Chief Financial Officer

     Dated:  April 19, 1995


                          EXHIBIT INDEX

     Exhibit
     Number    Description                             Page
     -------   -----------                             ----

     12        Computation of ratios of earnings
               to fixed charges.

     23        Consent of Arthur Andersen LLP.

     99        Press Release dated April 3, 1995.